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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                 April 16, 1997

                           QUORUM HEALTH GROUP, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                             62-1406040
---------------                 ------------       ----------------
(State or other                 (Commission          (IRS Employer
jurisdiction of                  File Number)        Identification
incorporation)                                         Number)



               103 Continental Place, Brentwood, Tennessee 37027
               -------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 371-7979
             -----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
             -----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 5.  OTHER EVENTS.

                 On April 16, 1997, the Board of Directors of Quorum Health Group, Inc. (the "Company") declared a distribution of one common share purchase right (a "Right") for each outstanding share of common stock, $.01 par value (the "Common Shares"), of the Company. The distribution is payable on April 28, 1997 to the stockholders of record on that date. As of February 6, 1997, 48,966,421 Common Shares were issued and outstanding. Each Right entitles the registered holder, subject to the terms of the Rights Agreement, to purchase from the Company one-third (1/3) of a Common Share of the Company at a price of $150.00 per one-third of a Common Share (the "Purchase Price") under certain circumstances and subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") dated April 16, 1997 between the Company and First Union National Bank of North Carolina, as Rights Agent (the "Rights Agent").

                 Initially, the Rights will attach to all Common Share certificates representing outstanding shares and no separate Right Certificate (defined below) will be distributed. The Rights will separate from the Common Shares and a Distribution Date will occur upon the earlier of (i) ten days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding Voting Shares (as defined in the Rights Agreement) of the Company, and (ii) ten business days following the commencement or announcement of an intention to commence a tender offer or exchange offer (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company, or any Trustee of or fiduciary with respect to any such plan when acting in such capacity) the consummation of which would result in the beneficial ownership by a person or group of 15% or more of such outstanding Voting Shares.

                 Until the Distribution Date (or earlier redemption or expiration of the Rights) (i) the Rights will be evidenced, with respect to any of the Common Shares outstanding on April 28, 1997, by certificates for outstanding Common Shares and not by separate certificates evidencing the Rights, (ii) the Rights will be transferred with and only with the Common Shares, (iii) new Common Share certificates issued after April 28, 1997, upon transfer or new issuance of the Common Shares, will contain a notation incorporating the Rights Agreement by reference, and (iv) the surrender for transfer of any certificates for Common Shares outstanding as of April 28, 1997 will also constitute the transfer of the Rights associated with the Common Shares represented by such certificates.



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                 As soon as practicable following the Distribution Date,
separate certificates evidencing the Rights (the "Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will thereafter evidence the Rights.

                 The Rights are not exercisable until the Distribution Date. The Rights will expire on the close of business on the tenth anniversary of the Rights Agreement (the "Final Expiration Date"), unless the Final Expiration Date is changed or the Rights are earlier redeemed or exchanged by the Company as described below.

                 Subject to action of the Board of Directors of the Company pursuant to Section 25 of the Rights Agreement, if a person or group were to acquire 15% or more of the Voting Shares of the Company, each holder of a Right then outstanding (other than Rights beneficially owned by the Acquiring Person which would become null and void) shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one-thirds of a Common Share for which a Right is then exercisable, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one- thirds of a Common Share for which a Right is then exercisable and dividing that by (y) 50% of the then current per share market price of the Company's Common Shares on the date such person became an Acquiring Person.

                 If the Company were acquired in a merger or other business combination transaction or more than 50% of its consolidated assets or earning power were sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the Purchase Price of the Right.

                 The number of Common Shares or other securities or property issuable upon exercise of the Rights, and the Purchase Price payable, are subject to customary adjustments from time to time to prevent dilution.

                 The number of outstanding Rights and the number of Common Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.



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                 At any time after the acquisition by a person or group of
affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Voting Shares of the Company and before the acquisition by a person or group of 50% or more of the outstanding Voting Shares of the Company, the Board of Directors may, at its option, issue Common Shares in mandatory redemption of, or in exchange for, all or part of the then outstanding and exercisable Rights (other than Rights owned by such Acquiring Person or group which would become null and void) at an exchange ratio of one Common Share for each two Common Shares for which each Right is then exercisable, subject to adjustment.

                 At any time prior to the tenth business day after the first public announcement that a person or group has become the beneficial owner of 15% or more of the outstanding Voting Shares, the Board of Directors of the Company may redeem all, but not less than all, of the then outstanding Rights at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the right to exercise the rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                 Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

                 The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to change the Final Expiration Date, and, provided a Distribution Date has not occurred, to extend the period during which the Rights may be redeemed, except that after the Distribution Date no such amendment may materially and adversely affect the interests of the holders of the Rights.

                 The Rights Agreement between the Company and the Rights Agent, specifying the terms of the Rights, including the form of Right Certificate, the form of the Summary of Rights to Purchase Common Shares and the specimen of the legend to be placed on new Common Share certificates, is attached hereto as
Exhibit 4 and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibit 4.

                 On April 16, 1997, the Board of Directors of the Company also adopted the following amendments to the Company's By-laws:




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                 (A)      Article II, Section 2 of the Company's By-laws were
         amended by replacing said Section 2 of the By-laws with the following provision:

                 "SECTION 2. Annual Meetings. (a) The annual meetings of stockholders shall be held on such dates and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

                 (b) At an annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the annual meeting of stockholders (a) by, or at the direction of, the Board of Directors or
         (b) by a stockholder of the Corporation who complies with the procedures set forth in this Section 2(b). For business or a proposal to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the scheduled date of the annual meeting, regardless of any postponement, deferral or adjournment of that meeting to a later date; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of the meeting was mailed or (ii) the day on which such public disclosure was made.

                 A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before an annual meeting of stockholders (i) a description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the Corporation which are beneficially owned by such stockholder on the date of such stockholder's notice and by any other stockholders known by such stock-



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         holder to be supporting such proposal on the date of such
         stockholder's notice, (iv) a description, in 500 words or less, of any interest of the stockholder in such proposal and (v) a representation that the stockholder is a holder of record of stock of the Corporation and intends to appear in person or by proxy at the meeting to present the proposal specified in the notice. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 2(b).

                 (c) Only persons nominated in accordance with the procedures set forth in this Section 2(c) shall be eligible for election as directors. Nominations of persons for election to the Board may be made at an annual meeting of stockholders or special meeting of stockholders called by the Board of Directors for the purpose of electing directors (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this Section 2(c). Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the scheduled date of the meeting, regardless of any postponement, deferral or adjournment of that meeting to a later date; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of the meeting was mailed or (ii) the day on which such public disclosure was made.

                 A stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation which are beneficially owned by such person on the date of such stockholder's notice and (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor statute thereto (including without limitation such person's written consent to being named in the proxy



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         statement as a nominee and to serving as a director if elected); (ii)
         as to the stockholder giving the notice (a) the name and address, as they appear on the Corporation's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominee(s), (b) the class and number of shares of the Corporation which are beneficially owned by such stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nominee(s) on the date of such stockholder's notice, (c) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and
         (iii) a description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2(c)."

                 (B) Article II, Section 3 of the Company's By-laws were amended by replacing said Section 3 of the By-laws with the following provision:

                 "SECTION 3.      Special Meeting.  Special meetings of
         stockholders, unless otherwise prescribed by statute, may be called at any time only by the Board of Directors, the Chairman of the Board or the Chief Executive Officer. Except as otherwise expressly required by statute, written notice of each special meeting of stockholders stating the date, place and hour of the meeting, and the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote thereat not less than ten nor more than sixty days before the date of the meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 3(ii)    Amendments to By-Laws of Quorum Health Group, Inc.

         Exhibit 4 Form of Rights Agreement dated as of April 16, 1997, between Quorum Health Group, Inc. and First Union National Bank of North Carolina, including the form of Rights Certificate as Exhibit A and the form of Summary of Rights to Purchase Common Shares as Exhibit B. Pursuant to the Rights Agreement, printed



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                          Right Certificates will not be delivered until as
                          soon as practicable after the Distribution Date.

         Exhibit 21(a)    Press Release dated April 17, 1997.

         Exhibit 21(b) Form of Letter to Stockholders of Quorum Health Group, Inc. regarding the adoption of the Rights Plan pursuant to the Rights Agreement.



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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   QUORUM HEALTH GROUP, INC.


                                   By:  /s/ James E. Dalton, Jr.
                                        -------------------------------
                                        James E. Dalton, Jr.
                                        President


Date: April 17, 1997


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